 Exhibit 10.1

4% CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

$20,000.00	July 3, 2020

FOR VALUE RECEIVED, GENUFOOD ENERGY ENZYMES CORP., a corporation organized under the laws of the state of Nevada (the “Issuer”), promises to pay to the order of Jui Pin Lin (hereafter, together with any subsequent holder hereof, called the “Holder”), at his office, at “Holder’s Address” (as that term is defined in the signature block below), or at such other place as the Holder may direct, the principal sum of Twenty Thousand Dollars ($20,000.00) (the “Loan Amount”), and to pay simple interest on the principal sum then outstanding from the date first above written (the “Issuance Date”) at the rate of four percent (4.0%) per annum. Subject to the provisions of this 4% Convertible Promissory Note (this “Note”), the entire then-outstanding principal and all accrued, unpaid interest thereon, together with all other costs hereunder, if any, shall be due and payable by the Issuer to the Holder on the six-month anniversary of the Issuance Date or at such earlier date as is provided herein (the “Maturity Date”). All computations of interest under this Note shall be made on the basis of a year of three hundred sixty-five (365) days and calculated for the actual number of days elapsed. Notwithstanding the foregoing, the Holder shall have the right (but not the obligation) to extend the Maturity Date at any time or from time to time, which extension, if any, shall be in writing and at the Holder’s sole and absolute discretion.

The Issuer agrees to pay interest on the unpaid principal amount of the Loan Amount from time to time outstanding hereunder at the following rates: (i) before the Maturity Date, whether by acceleration or otherwise, at the rate of four percent (4%) per annum; (ii) after the Maturity Date, whether by acceleration or otherwise, until paid, at the rate of the lesser of (i) ten percent (10%) per annum or (ii) the maximum rate allowed by usury or other similar laws.

Accrual of interest shall commence as of the Issuance Date. Interest will accrue monthly and be paid upon the earlier to occur of (i) the Maturity Date (pro-rated based on the actual number of days elapsed in a 365-day year) or (ii) the “Voluntary Conversion Date” (as defined in Paragraph 4 below). Unless otherwise agreed in writing by both parties hereto, the interest payable hereunder will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Issuer (the “Note Register”); provided, however, that the Issuer’s obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions contained in this Note, Federal securities laws and applicable state securities laws.

Payment of both principal and interest shall be made in immediately available funds in lawful money of the United States of America, or in securities of the Issuer as set forth in Paragraph 4 below.

This Note is subject to the following additional provisions:

This Note may be prepaid, in whole or in part, without penalty, before the Maturity Date.

1. The Issuer shall be entitled to withhold from all payments of principal and/or interest of this Note any amounts required to be withheld under the applicable provisions of the Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

2. This Note has been issued subject to investment representations of the original Holder hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws. Prior to the due presentment for such transfer of this Note, the Issuer and any agent of the Issuer may treat the person in whose name this Note is duly registered in the Note Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Note is overdue, and neither the Issuer nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder by the same representations and terms described herein.

3. The Holder may, at its option, at any time before the Maturity Date convert (a “Voluntary Conversion”) the entire, but not less than the entire, then outstanding principal amount of this Note, together with all accrued and unpaid interest thereon (the “Outstanding Obligation Amount”), but of no other outstanding promissory notes issued by the Issuer and then held by the Holder, into such number of shares of fully paid and non-assessable Common Stock (“Common Stock”) of the Issuer (“Conversion Shares”) as is obtained by dividing the Outstanding Obligation Amount by $0.0005 (the “Conversion Price”). The right to convert this Note may be exercised by the Issuer by fax, e-mail (with receipt of delivery), mail (via first class mail, postage prepaid) or personal delivery of an executed and completed notice of conversion (the “Notice of Voluntary Conversion”) to the Issuer. The business day (a “Business Day”) on which a Notice of Voluntary Conversion is delivered in accordance with the provisions hereof shall be deemed the “Voluntary Conversion Date”. Subject to Paragraph 5 of this Note, the Issuer will transmit the certificates representing Conversion Shares issuable upon such conversion of the Note to the Holder via express courier, by electronic transfer (if applicable) or otherwise, within ten Business Days after the later to occur of (i) the Voluntary Conversion Date or (ii) the Business Day on which the Issuer has received from the Holder the original Note being so converted.

4. Notwithstanding anything contained herein to the contrary, no conversion of this Note pursuant to Paragraph 4 shall occur unless:

a. the Holder (i) represents and warrants to the Issuer that, as of the Voluntary Conversion Date, it is either (x) an “accredited investor” as that term is defined in Section 501(a) of Regulation D promulgated under the Securities Act; or (y) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act, in either case providing such additional information as the Issuer may reasonably request to confirm such status; and

b. prior to the time of such conversion, the Issuer has a sufficient number of authorized but unissued shares of Common Stock available to issue upon such conversion.

5. The number of Conversion Shares issuable under Paragraph 4 of this Note shall be adjusted as follows: (i) if the Issuer shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of Conversion Shares in effect immediately prior to such subdivision shall be proportionately increased, and (ii) in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of Conversion Shares in effect immediately prior to such subdivision shall be proportionately decreased.

6. No provision of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, upon an Event of Default (as defined in Paragraph 8 below), to pay the principal of, and interest on, this Note at the place, time, and rate, and in the coin or currency herein prescribed.

7. Events of Default. Each of the following occurrences is hereby defined as an “Event of Default”:

a. Nonpayment. The Issuer shall fail to make any payment of principal, interest, or other amounts payable hereunder when and as due; or

b. Noncompliance with this Agreement. The Issuer shall fail to comply in any material respect with any material provision hereof, which failure does not otherwise constitute an Event of Default, and such failure shall continue for twenty (20) days after the occurrence of such failure; or

c. Bankruptcy. Any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against the Issuer or any of its subsidiaries, or the Issuer or any of its subsidiaries shall take any step toward, or to authorize, such a proceeding; or

d. Insolvency. The Issuer shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

8. If one or more “Events of Default” shall occur, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, at the option of the Holder, and in the Holder’s sole and absolute discretion, the Holder may elect to consider this Note (and all accrued and unpaid interest through such date) immediately due and payable. In order to so elect, the Holder must deliver written notice of the election and the amount due to the Issuer via certified mail, return receipt requested, at the Issuer’s address as set forth herein (or any other address provided to the Holder), and thereafter the Issuer shall have twenty (20) days upon receipt to cure the Event of Default, pay this Note, or convert the amount due on this Note pursuant to the conversion formula set forth in Paragraph 4 above. It is agreed that in the event of such action, such Holder shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of its attorneys. The parties acknowledge that a change in control of the Issuer shall not be deemed to be an Event of Default as set forth herein.

9. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10. This Note does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Issuer prior to the conversion into Securities thereof, except as provided by applicable law. If, however, at the time of the surrender of this Note and conversion the Holder hereof shall be entitled to convert this Note, the Conversion Shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the Voluntary Conversion Date.

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This Note shall be governed by, and construed and enforced in accordance with the laws of the State of Nevada without giving effect to the conflict of laws provisions thereof.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed by a person thereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

By	/s/ James Tsai
Name:	James Tsai
Title:	Chairman of the Board

ACCEPTED:

By	/s/ Jui Pin Lin
Jui Pin Lin

Holder’s Address:
5F.-4, No.165, Sec.5
Minsheng E. Rd., Songsan Dist
Taipei City 10589, Taiwan

Holder’s Social Security or Federal Tax ID No.:
not applicable

NOTICE OF VOLUNTARY CONVERSION

(To be executed by the Holder in order to convert the Note)

The undersigned hereby irrevocably elects to convert the entire outstanding principal amount of the above 4% Convertible Promissory Note (the “Note”), together with all accrued and unpaid interest, into such number of shares of the Issuer’s Common Stock as is obtained pursuant to Paragraph 4 of the Note, as of the date written below.

As a material condition to the conversion of the Note, the undersigned represents and warrants to the Issuer that, as of the date hereof, the undersigned is either (Holder MUST initial one):

____ (i) an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); or

____ (ii) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act.

Voluntary Conversion Date: _________________________	Signature: __________________________

Print Name: _________________________

Holder’s Address: ____________________

_______________________

_______________________

Social Security or Federal Tax ID No.:
____________________________

ACCEPTED:

GENUFOOD ENERGY ENZYMES CORP.

By ________________________________

Print Name: _________________________

Title: ______________________________